UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 14, 2016
BSD MEDICAL CORPORATION
 (Exact name of registrant as specified in its charter)
Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1969 Claremont Dr.
Bountiful, Utah  84010
 (Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code:  (801) 725-4625
N/A
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Modified SEC Reporting

As reported previously, on May 23, 2016, BSD Medical Corporation f/k/a Perseon Corporation (the “Company”) filed a voluntary petition for relief under Chapter 11 of 11 U.S.C. §§ 101 et seq. of the United States Code (the “Bankruptcy Code”). The matter is styled as In re BSD Medical Corporation, fka Perseon Corporation, Case No. 16-24435 (Bankr. D. Utah) (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Utah (the “Bankruptcy Court”).  The Company continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

During the pendency of the Chapter 11 Case, the Company has adopted a modified reporting program with respect to its reporting obligations under federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, each month the Company will file with the Securities and Exchange Commission (the “SEC”) a current report on Form 8-K that will have attached to it the monthly operating report required by the Bankruptcy Court. The Company does not intend to file periodic reports while the Chapter 11 Case is pending, but will continue to file current reports on Form 8-K as required by federal securities laws. The Company believes that this modified reporting program is consistent with the protection of its investors as set forth in Exchange Act Release No. 9660, dated June 30, 1972.

Operating Reports

On October 14, 2016, the Company filed a monthly operating report with the Bankruptcy Court that presides over the Chapter 11 Case for the period that began on September 1, 2016 and ended on September 30, 2016 (the “September Operating Report”). In addition, on November 14, 2016, the Company filed a monthly operating report with the Bankruptcy Court for the period that began on October 1, 2016 and ended on October 31, 2016 (the “October Operating Report” and together with the September Operating Report the “Operating Reports”). The September Operating Report and October Operating Report are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The Operating Reports are furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K (including the exhibits hereto) should not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Note Regarding the Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Operating Reports, which reports were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Operating Reports are limited in scope, cover a limited time period, have been prepared solely for the purpose of complying with the requirements applicable in the Chapter 11 Case and are in a format acceptable to the U.S. Trustee. The financial information contained in the Operating Reports was not audited or reviewed by independent public accountants, does not contain all of the information and footnotes required by generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the financial information contained in the Operating Reports is complete. The Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking” statements that are generally identifiable through the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project” and similar expressions and include any statements that are made regarding earnings expectations. The forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future performance and that actual future results may differ materially due to a variety of factors. Factors that could cause the Company's results to differ materially include: (i) the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Case; (ii) the Company's ability to operate its business during this process, (iii) the effects of the Company's bankruptcy filing on the Company's business and the interests of various creditors, equity holders and other constituents, (iv) the length of time the Company will operate under the Chapter 11 Case, (v) risks associated with third-party motions in the Chapter 11 Case, which may interfere with the Company's ability to develop and consummate a plan of reorganization, (vi) the potential adverse effects of the Chapter 11 Case on the Company's liquidity or results of operations, and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Note Regarding Chapter 11 Case

The Company's stockholders are cautioned that trading in the Company's equity securities, including its common stock and publicly traded warrants, during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company's equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company's equity upon wind-up of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	September Operating Report
99.2	October Operating Report

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION
Date:  November 30, 2016
By:  /s/ Timothy C. McQuay
Name:  Timothy C. McQuay
Title:    President

EXHIBIT INDEX

Exhibit Number	Description
99.1	September Operating Report
99.2	October Operating Report